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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 30, 2001
                                -----------------
                        (Date of earliest event reported)

                               Contour Energy Co.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                 0-25214                         76-0447267
          (Commission File Number)            (IRS Employer
                                           Identification Number)

                 1001 McKinney, Suite 900, Houston, Texas 77002
                 ----------------------------------------------
                         (Address of Principal Offices)

                                  713-652-5200
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


Item 5.           Other Events.

         As of October 1, 2001, our estimated proved reserves totaled 164.2 Bcfe, utilizing year-end 2000 natural gas and liquids pricing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONTOUR ENERGY CO.


Dated:  November 30, 2001                   By: /s/ Rick G. Lester
                                               ------------------------
                                                RICK G. LESTER,
                                                Executive Vice President